UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2014

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 424-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 5, 2014, Archer Daniels Midland Europe B.V., a private limited liability company existing under the laws of the Netherlands, Archer Daniels Midland Europoort B.V., a private limited liability company existing under the laws of the Netherlands (together, the “Purchasers”), ADM Worldwide Holdings L.P., a Limited Partnership existing under the laws of the Cayman Islands (the “Guarantor”), Dr. Hans-Peter Wild (“HPW”) and KKR Columba Four S.à r.l., a private limited company existing under the laws of the Grand Duchy of Luxembourg (together with HPW, the “Sellers”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) pursuant to which the Sellers will sell and transfer to the Purchasers all shares in WILD Flavors GmbH (“WILD”), a limited liability company existing under the laws of Switzerland (the “Transaction”), in exchange for payment of €2.2 billion in cash, subject to certain adjustments. The Purchasers and the Guarantor are each wholly-owned direct or indirect subsidiaries of Archer-Daniels-Midland Company, a Delaware corporation (“ADM”). Also on July 5, 2014, ADM entered into an agreement to purchase WILD Dairy Ingredients GmbH from HPW in cash.

Upon the consummation of the Transaction, WILD will become a wholly-owned indirect subsidiary of ADM. The consummation of the Transaction is subject to certain conditions, including receipt of antitrust approvals. The Purchase Agreement may be terminated in certain circumstances. Further, the Purchase Agreement provides that upon termination of the Purchase Agreement under specified circumstances, the Purchasers will owe the Sellers a cash termination fee of €50 million.

The Purchase Agreement contains certain guarantees and covenants by the Sellers and the Purchasers. The Sellers have agreed to conduct the business of WILD and WILD’s direct and indirect subsidiaries in the ordinary course, subject to certain exceptions. The Sellers and ADM have agreed to indemnify each other for breaches of guarantees and breaches of covenants, subject to certain exceptions. The Purchase Agreement will be governed by German law.

The foregoing descriptions of the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information with respect to ADM, the Purchasers, the Guarantor or WILD. There are guarantees contained in the Purchase Agreement which were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain guarantees may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the guarantees as statements of factual information. In addition, information concerning the subject matter of the guarantees may change after the date of the Purchase Agreement, which subsequent information may or may not be reflected in ADM’s public disclosures. Investors should read the Purchase Agreement together with any other information concerning ADM that ADM may publicly file in reports and statements with the U.S. Securities and Exchange Commission.

* * * * * * * * * * *

Cautionary Statement Regarding Forward-Looking Statements

Any statements in this communication about ADM’s expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance, including statements regarding the Transaction, that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “believe,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “positioned,” “strategy,” “outlook” and similar expressions. Accordingly, all such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements, including, without limitation, with respect to any potential acquisition by ADM of WILD. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the Transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate WILD’s operations into those of ADM; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of WILD may be difficult; ADM is subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; and general economic conditions that are less favorable than expected. Additional information and other risks are contained in ADM’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the U.S. Securities and Exchange Commission. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by ADM, the reader is cautioned not to rely on these forward-looking statements. Further, all forward-looking statements are based on information currently available to ADM, and ADM assumes no obligation to update any such forward-looking statements.

Item 8.01	Other Events

On July 7, 2014, ADM issued a press release relating to the items described in Item 1.01 above. A copy of the ADM press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Sale and Purchase Agreement, dated July 5, 2014, by and among Archer Daniels Midland Europe B.V., Archer Daniels Midland Europoort B.V., ADM Worldwide Holdings L.P., Dr. Hans-Peter Wild and KKR Columba Four S.à r.l.*

99.1	Press release dated July 7, 2014, of Archer-Daniels-Midland Company.

* Annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ADM hereby undertakes to furnish supplementally copies of any of the omitted annexes upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

July 8, 2014	By:	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit	Description

2.1	Sale and Purchase Agreement, dated July 5, 2014, by and among Archer Daniels Midland Europe B.V., Archer Daniels Midland Europoort B.V., ADM Worldwide Holdings L.P., Dr. Hans-Peter Wild and KKR Columba Four S.à r.l.*

99.1	Press release dated July 7, 2014, of Archer-Daniels-Midland Company.

*	Annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. ADM hereby undertakes to furnish supplementally copies of any of the omitted annexes upon request by the U.S. Securities and Exchange Commission.